EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

        I, Douglas R. Waggoner, Chief Executive Officer of Echo Global Logistics, Inc. (the "Company"), hereby certify, that:

          (1)   The Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 2010 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

May 14, 2010	/s/ DOUGLAS R. WAGGONER Douglas R. Waggoner Chief Executive Officer

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